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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   OCTOBER 5, 1998
                                                   -----------------------------


                                P-COM, INC.
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               (Exact name of registrant as specified in charter)


         DELAWARE                      0-25356               77-0289371
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(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)               File Number)       Identification No.)


 3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA           95008
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code    (408) 866-3666
                                                      --------------------------


                                      NONE
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         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.
         ------------

          On October 5, 1998, the Board of Directors of P-Com, Inc. (the "Company") approved an amendment to the Rights Agreement between the Company and BankBoston, N.A., as Rights Agent dated as of October 1, 1997.

          The First Amendment to the Rights Agreement, dated as of October 5, 1998, between the Company and BankBoston, N.A. is attached hereto as an exhibit and is incorporated herein by reference.


Item 7.   Exhibits.
          --------


             4.6 First Amendment to the Rights Agreement, dated as of October 5, 1998, between the Company and BankBoston, N.A.

                                       2.
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            P-COM, INC.



DATE:  October 15, 1998     By: /s/ GEORGE P. ROBERTS
                               _______________________________________
                               Name:     George P. Roberts
                               Title:    Chief Executive Officer
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                   DOCUMENT DESCRIPTION
------                   --------------------


 4.6 First Amendment to the Rights Agreement, dated as of October 5, 1998, between the Company and BankBoston, N.A.